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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report dated January 16, 1995 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-59706, 33-72050, 33-75134, 33-73422, 33-92920, 33-92922, 33-60087, 33-60593, 33-61931,
33-63073, 333-00107 and 333-145.


                                              /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
April 4, 1996